UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22773

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2016

Date of reporting period: December 31, 2015

Item 1. Reports to Shareholders.

Brookfield Investment Management
2015
SEMI-ANNUAL REPORT
December 31, 2015
Brookfield Mortgage Opportunity Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $225 billion in assets under management as of December 31, 2015. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has nearly $17 billion of assets under management as of December 31, 2015.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2015. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Semi-Annual Report for Brookfield Mortgage Opportunity Income Fund Inc. (“BOI” or the “Fund”) for the six-month period ended December 31, 2015.
Volatility in capital markets reached levels in the second half of 2015 not seen since the financial crisis. Market instability was driven by uncertainties over the strengthening U.S. dollar, slowing economic growth in China, rising interest rates in the U.S. and plummeting commodity prices. West Texas Intermediate crude oil fell by more than 30% in 2015, and by about 50% since members of the Organization of the Petroleum Exporting Countries (OPEC) decided to eliminate production curbs in November 2014.
A surprise announcement in August that China would devalue its currency drove concerns over China’s slow economic growth to a new level. The mounting uncertainty led to a massive sell off in Chinese stocks, which spread around the world and weighed on global equity indexes for much of the third quarter. We expect China’s economic slowdown will continue, but also recognize that the country’s growth rate still exceeds that of developed-market economies (assuming, of course, that the accuracy of the data can be relied upon). While the situation in the region remains fluid, we continue to believe that China will eventually work through its challenges as it gradually evolves from an investment-driven to consumer-led economy.
Economic data from the U.S. have been mixed. On the one hand, employment growth has been solid and consumer spending has held up pretty well overall. But on the other hand, we have been seeing a slowdown in industrial production and some weakness in corporate earnings. While a U.S. recession is not our expectation, it remains a risk, particularly if weakness in the industrial sector spills over into the much larger services sector.
In December, the Federal Reserve announced that the U.S. federal funds rate would be raised for the first time since 2006. Despite market concerns over this long-awaited liftoff, it is notable that the U.S. 10-Year Treasury note declined eight basis points during the period to close the year at 2.27%. In our view, U.S. interest rates will remain below historical levels for a protracted period of time. We are even more confident that rates will remain low in Europe, where accommodative monetary policy by the European Central Bank (ECB) is ongoing.
In the near term, however, markets are contending with extremely high volatility, which continued beyond the reporting period of this summary into January and February of 2016. We expect this trend to continue until there is more clarity on macroeconomic headwinds related to the economic slowdown in China, declining oil prices and the direction of central bank policy decisions; but, ultimately, we believe that the patience of the long-term investor will be rewarded.
In closing, periods of heightened volatility can be challenging, but they also present unique investment opportunities for long-term value investors—particularly those who remain disciplined, value driven and focused on the drivers of longer-term cash profits. We fundamentally believe this value approach serves the best interests of our investors over the long term.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of December 31, 2015.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
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Brookfield Mortgage Opportunity Income Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk, which is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the six month period ended December 31, 2015, Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) (the “Fund”) had a total return based on net asset value of -1.89% and a total return based on market price of -1.82%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $14.75 on December 31, 2015, the Fund’s shares had a distribution rate of 10.34%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared, divided by the stated stock price.
The Fund’s NAV performance over the last six months was lower than our expectations. There are two primary drivers of weaker NAV performance. The first is a re-pricing of liquidity risk. As regulations continue to tighten for banks and in particular, with respect to broker dealers, we have seen trading books decline in size substantially. The decline in balance sheet allocated to trading books has come as a result of much higher capital charges imbedded in the current bank regulations. Higher capital charges reduce the return on allocated capital, which in turn has reduced liquidity across most sectors. This is true for corporate securities, particularly for high yield corporates, and it is true for securitized products. We have seen liquidity re-pricing occur, but to different degrees in each sector. We believe that in some sectors such as mortgages backed by weaker borrowers (Subprime/ Alt-A) this re-pricing is largely complete. Whereas in other sectors, such as off-the-run asset backed security types, the re-pricing is likely to be in the first quarter of 2016. We believe this re-pricing is a more permanent feature of the markets, given that there are still additional phase-ins of regulations over the next 3-4 years. As an example, the FRTB (Fundamental Review of Trading Book) rules within Basel III have yet to be implemented, having just been finalized within the last month. The second impact to NAV has been driven by the scaling down of economic growth in China. China does not have a direct impact on the vast majority of the Fund’s assets, but the decline in the industrial economy in China has been a contributor to declining commodity prices, including oil. The markets appear to be trading in lock step with oil, in particular yield spreads on corporate bonds. There are many securities that fundamentally required re-pricing due to direct links to falling oil and commodity prices, including sovereign debt, many currencies and of course bonds concentrated in exposures to the energy or metals and mining sectors. Given that oil prices are expected to remain low for some time, many sectors have been adjusting to a price regime that is not considered temporary. Interestingly many of these fundamental factors, such as lower
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commodity prices and oil prices are a benefit to the consumer (or the mortgagor), which is the majority of the Fund’s holdings. And while yield spreads on the Fund’s holdings have widened with the re-pricing of liquidity, neither the trend in liquidity, nor the trend in fundamentals, we believe should be particularly troublesome for a closed-end, consumer focused fund.
With the market volatility, the Federal Open Market Committee's (“FOMC”) first increase in the Federal Reserve Funds Rate almost went by unnoticed. With the Fed’s rhetoric becoming more hawkish in October, more than 70% of the market expected a rate increase in December. With the probability of a rate increase over 50%, with good U.S. economic news, and with little turmoil being promulgated by the likelihood of a rate increase, the FOMC acted as the market expected. We believe that is the key going forward. The Fed seems very unlikely to act, unless the market expectation is tilted toward expecting a rate increase, and the financial markets are relatively stable. With the opening of 2016 bringing substantial volatility out of China, we believe that may slightly delay the FOMC’s prior projections, noting that the U.S. data remains relatively strong, with the exception of inflation. We continue to expect regulations, Fed policy and idiosyncratic risk to be themes in 2016.
With all of this news, credit spreads widened for most sectors the Fund invested in. Our investments in manufactured housing securities, preferred securities, non-Agency Mortgage-Backed Securities (“MBS”), Commercial Mortgage-Backed Securities (“CMBS”) and commercial mortgage loans did have positive total return over the second half of the year, but only commercial mortgage loans and preferred securities had both a positive income return and a positive principal return. Corporate securities, which were 12% of net assets, contributed a negative 1% to the Fund return over the second half of 2015, and non-Agency MBS backed by subprime borrowers (27% of net assets) contributed -0.75% to the Fund return. Corporate securities saw re-pricing due to both fundamental changes (such as impact of oil prices) and for more limited liquidity. Whereas subprime MBS primarily saw spreads widen due to re-pricing of liquidity risk. With the overall market volatility, we believe securitized products in general exhibited lower volatility than other credit sectors, and have better fundamental underpinnings.
The Fund has continued using leverage in a range around 27% of gross assets. We continue to add attractive credit exposures, primarily in the U.S. non-Agency MBS markets, but also in some commercial real estate loan opportunities. The Fund is currently at its leverage target and its credit exposure target. While the Fund is focused on mortgage-backed securities, which are fixed income instruments, a substantial portion of the securities earn coupon income that is indexed to LIBOR or other floating-rate indices. One-month LIBOR has increased from around 19 bps (0.19%) in June to around 43 bps (0.43%) at year end. This is important as it gives the Fund some increase in coupon, as other rates, including financing rates, also rise. A security with an adjustable-rate coupon payment will see its income rise as interest rates rise, which, all other things equal, allows the price to remain constant. We believe this portfolio positioning could potentially allow us to earn attractive income, and weather the upcoming increases in interest rates better than a similar portfolio of traditional fixed-rate bonds.
The Fund is focused on opportunities available in the Residential Mortgage-Backed Securities (“RMBS”) and CMBS markets. The current emphasis of the Fund is on non-Agency RMBS, which is more than 61% of the Fund’s gross assets. Commercial mortgage-backed securities are 17% of the fund’s gross assets and commercial real estate loans are close to 5%. The remaining is a combination of high yield corporate securities 6%, and preferred equity and cash. We also prefer the exposure to the U.S. consumer, specifically the U.S. mortgagor, where fundamental factors such as balance sheet and income, continue a slow improvement. Most of our mortgage exposure is quite seasoned, with a remaining borrower base that has been through the financial crisis. With these assets, we could potentially generate an attractive income, maintain low duration, and benefit from fundamental strength in the consumer and in housing.
MARKET ENVIRONMENT
Real estate markets in the U.S. continue to improve. The aggregate index for commercial property prices is now 17.7% above the peak seen prior to the global financial crisis, as measured by Moody’s Commercial Property Price Index (“CPPI”) as of November 2015. For commercial real estate, credit remains readily available and access to credit is expanding along with the allowed leverage. Within commercial real estate, top tier properties in
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major markets had significantly outpaced the cumulative recovery of secondary properties in non-major markets. These markets continue to be a safe haven for asset investment for foreign investors, given the relative strength of the U.S. economy and the relative strength of the U.S. dollar. With continued expansions in available financing, including more financing for bridge loans and construction loans, other markets beyond the high-end, top-tier commercial real estate markets have also come back to, or surpassed peak valuations.
We believe the expansion in credit, combined with somewhat less stringent rating requirements, has created relatively aggressive mortgage loans that are securitized in the new issue multi-borrower CMBS markets. The Fund does not focus on the credit exposures created in these new multi-borrower commercial securitizations, as we see lower asset quality in the face of potential tightening in credit standards as a material risk. We believe that re-pricing needs to occur for the state of liquidity (or the lack there of) as well as to compensate for the credit risk being taken on. An industry publication, Commercial Mortgage Alert, recently published the results of a survey taken in December 2015. At the time of the survey, yield spreads for BBB- CMBS securities was approximately 540 basis points. Brookfield’s projection for the 2016 yield spread for a BBB- rated multi-borrower CMBS exposure was 700 basis points over swap rates. This is one reason why we do not have exposure to newly-issued multi-borrower CMBS in the Fund. Amongst analysts surveyed, our projection was the widest by more than 50 basis points and substantially wider than the average, which was near 575 basis points. Now, as of the middle of January 2016, yield spreads on newly issued BBB- securities have widened to close to 685 basis points. CMBS BBB- yield spreads began 2015 close to 350 basis points, so the widening seen since then is 300 basis points, equivalent to a price decline of nearly 25%.1
Within CMBS, we prefer to focus on single-asset securitizations, where the underlying property is higher in quality and the degree of leverage is lower. The Fund’s CMBS exposure can be stratified into 3 groups: 1. Securities backed by seasoned loans (originated pre-2009) which is the majority of the Fund’s CMBS holdings and 14% of the Fund’s gross assets. 2. Securities pertaining to single asset securitizations, which is 3.5% of the Fund’s gross assets and 3. Commercial real estate loans, which is 3.2% of the Fund’s gross assets. Rather than looking at additional structural leverage within newer or more seasoned securities, we have looked at smaller loans, which we can re-underwrite, as an opportunity to increase yield.
Prices of single family homes were up 6% this year from January through November 2015, the most recent data available. Many of the fundamental underpinnings, for home prices such as inventory levels and delinquency rates, are showing marked improvement. Excess inventory has been reduced significantly. Moreover, homeowners’ equity continues to improve. According to the Mortgage Bankers Association, the total delinquencies, as of the third quarter of 2015 were 5%, similar to levels seen at the end of 2006, and close to the pre 2007 average of 4.6%.
We believe the impact of regulation has been most significant on banks and lenders, within the residential mortgage products. This has more strictly limited credit provision to higher quality borrowers, or those eligible for the Federal Housing Administration (“FHA”) loans. Additionally, stricter requirements for agency mortgage lenders, and the many lawsuits against banks by the Federal Housing Finance Agency (“FHFA”) related to representations on loans, have also had the impact of curtailing the willingness to lend. The result is the continued deleveraging of the mortgage market, and a market that is far from an asset price bubble, in our opinion. This is in marked contrast to the deflating of the oil price bubble, and the dramatic rise in commercial real estate prices. As a result of regulations, we do not expect much expansion in credit provision. We see credit provision expanding outside the mortgage sector in areas like marketplace lending (peer-to-peer) and will follow closely the underwriting standards and potential impact on consumers.
We believe any expansion in credit could benefit the portfolio, given that we invest in seasoned securities, not in newly-issued securities, so if more aggressive financing becomes available, while that could result in more risk in new securities, it could also make it more likely that the older securities would benefit as riskier borrowers are refinanced into new loans. We have seen this occur in the CMBS market. The benefit occurs as a refinance of a loan, a) eliminates the potential for that loan to be a future default, as it is paid off, and b) pays off at par which benefits securities that are generally priced at a discount to par. In general, the performance improvements across non-Agency residential mortgage securities has been driven by reduction in loan-to-value ratios as home prices
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have risen, and through credit curing. We continue to believe that even absent expansion in non-Agency lending, credit curing will likely continue to lead to refinances in seasoned non-Agency mortgage pools.
With the economy on reasonable track, the FOMC is no longer adding to their purchases through the Asset Purchase Program (“QE”), but they continue to reinvest paydowns on mortgage securities bought through the Asset Purchase Program. These assets are Agency MBS and U.S. Treasury notes. We do not expect the FOMC to stop reinvesting paydowns on these assets until after they raise the Fed Funds rate to a more normal level. The most likely timing on this seems to be early 2017. We do not expect this to be a concern for the Fund, given our exposure is not Agency MBS related.
Progress has continued with changes to Fannie Mae and Freddie Mac, both Government-Sponsored Enterprises (“GSE”). Since May 2013, when the GSEs began shedding less liquid securities from their balance sheet, sales continue to occur regularly. These GSEs are also actively selling risk or buying insurance protection on some portion of the credit risk in their quarterly production.
We expect as stimulus in the U.S. is reduced, and as interest rates rise, the portfolio could benefit from increased coupon and from an increase in demand for securities with more limited interest rate exposure. The Fund’s assets continue to have low interest rate sensitivity while maintaining a healthy exposure to credit, such that if credit performance improves, the Fund should also see a positive impact.

[1]	A 3% yield spread change multiplied by a spread duration of 8 years is approximately a 24% change in price, all other things equal.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2015 and subject to change based on subsequent developments.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the portfolio’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve
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additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
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Portfolio Characteristics  (Unaudited)
December 31, 2015

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.34%
Weighted average coupon	5.33%
Average portfolio dollar price (excluding interest-only securities)	$ 80.50
Percentage of fixed securities (excluding interest-only securities)[2]	45.3%
Percentage of floating securities (excluding interest-only securities)[2]	54.7%
Percentage of leveraged assets	26.07%
Total number of holdings	152

ASSET BY COUPON TYPE DISTRIBUTION[2]
Residential Mortgage Related Holdings - Fixed Rate	13.8%
Residential Mortgage Related Holdings - Floating Rate	27.0%
Subprime - Fixed Rate	0.9%
Subprime - Floating Rate	19.8%
Commercial Mortgage Related Holdings - Fixed Rate	13.3%
Commercial Mortgage Related Holdings - Floating Rate	3.8%
Collateralized Loan Obligation - Floating Rate	0.7%
Corporate Bonds - Fixed Rate	6.4%
Loans - Fixed Rate	1.3%
Loans - Floating Rate	3.4%
Equities and Preferred Equity	1.9%
Cash and Other	7.7%
Total	100.0%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	87.7%
Commercial Mortgage Related Holdings	26.6%
Interest-Only Securities	0.7%
Corporate Bonds	8.7%
Preferred Stocks	2.6%
Collateralized Loan Obligation	1.0%
Liabilities in Excess of Other Assets	(27.3)%
Total	100.0%

[1]	The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by December 31, 2015 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2015, 12.6% of the Fund's distributions is a return of capital.
[2]	Coupon types are expressed as a percentage of total investments (by market value) including cash and the unrealized appreciation (depreciation) on derivatives and will vary over time.
[3]	Percentages are based on net assets.
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Schedule of Investments (Unaudited)
December 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 87.7%
Non-Agency Mortgage-Backed Securities – 87.7%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-OP1, Class A2D [1,2]	0.67%	04/25/36	$ 6,740	$ 4,580,531
Series 2005-ASP1, Class M1 [1,2]	1.11	09/25/35	10,131	8,110,799
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2,3]	0.57	04/25/47	10,006	8,407,197
Series 2007-2CB, Class 2A11 [1]	0.83	03/25/37	6,824	4,574,574
Series 2006-19CB, Class A9 [1]	1.13	08/25/36	5,620	3,928,171
Series 2005-50CB, Class 1A1 [3]	5.50	11/25/35	3,774	3,670,923
Series 2007-15CB, Class A5	5.75	07/25/37	2,219	2,027,633
Series 2007-15CB, Class A2	5.75	07/25/37	2,411	2,202,796
Series 2006-45T1, Class 2A5 [3]	6.00	02/25/37	4,986	4,308,525
Series 2006-29T1, Class 2A6	6.50	10/25/36	4,989	4,651,633
Series 2006-23CB, Class 2A7 [1,4]	26.69	08/25/36	2,377	3,634,451
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [1,2]	0.57	12/25/36	5,213	4,216,464
Banc of America Funding Trust
Series 2006-G, Class 3A2 [1]	2.92	07/20/36	6,699	6,587,449
BCAP LLC Trust
Series 2010-RR6, Class 1910 [1,2,5]	0.74	11/26/35	8,440	5,772,548
Series 2010-RR5, Class 5A10 [1,2,5]	0.74	11/26/35	6,733	4,561,616
Series 2012-RR4, Class 5A6 [1,5]	2.41	05/26/36	3,820	2,647,176
Series 2009-RR11, Class 3A2 [1,5]	2.63	01/26/36	3,832	3,428,012
Series 2013-RR2, Class 3A2 [1,5]	5.22	03/26/36	7,350	7,093,485
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 [1,5]	4.12	05/15/29	3,750	3,602,197
Carefree Portfolio Trust
Series 2014-CARE, Class F [1,2,5]	3.01	11/15/19	5,580	5,427,930
CHL Mortgage Pass-Through Trust
Series 2006-HYB5, Class 3A1B [1]	2.74	09/20/36	5,843	5,063,932
Series 2006-HYB5, Class 3A1A [1]	2.74	09/20/36	1,270	1,100,196
Citigroup Mortgage Loan Trust
Series 2012-6, Class 2A2 [5]	2.43	08/25/36	8,750	7,300,262
Series 2007-AR5, Class 1A2A [1,3]	2.87	04/25/37	3,761	3,410,070
Series 2009-6, Class 19A2 [5]	6.00	03/25/36	4,548	3,310,096
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-OA17, Class 1A1A [1,2,3]	0.62	12/20/46	5,386	3,977,028
Series 2006-OA1, Class 2A1 [1,2,3]	0.64	03/20/46	6,953	5,228,863
Series 2006-OA2, Class A1 [1,2,3]	0.64	05/20/46	5,528	4,187,896
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2 [5]	2.74	09/27/36	5,095	4,259,757
Series 2010-19R, Class 5A4 [5]	3.25	08/27/36	10,308	10,053,119
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 [1]	1.08	11/25/35	3,897	2,727,359
Series 2005-FA9, Class A1 [1,3]	1.13	12/25/35	3,658	2,616,945
GMACM Home Equity Loan Trust
Series 2007-HE2, Class A3	6.19	12/25/37	4,733	4,644,986

See Notes to Financial Statements.
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Schedule of Investments (Unaudited) (continued)
December 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Greenpoint Manufactured Housing
Series 1999-1, Class A5	6.77%	08/15/29	$ 6,276	$ 6,118,783
Series 1999-3, Class IA7	7.27	06/15/29	4,495	4,431,756
GSAMP Trust
Series 2006-NC2, Class A2C [1,2]	0.58	06/25/36	898	532,666
Series 2006-HE8, Class A2C [1,2]	0.60	01/25/37	9,417	7,652,942
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.58	01/25/37	10,084	7,777,159
Hyatt Hotel Portfolio Trust
Series 2015-HYT, Class E [1,2,3,5]	4.23	11/15/29	4,000	3,971,696
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1 [1,3]	2.92	03/25/37	3,721	3,438,249
Series 2007-AR3, Class 1A1 [1,3]	2.99	07/25/37	5,477	4,845,123
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 [1,2]	0.49	05/25/37	3,260	1,105,882
Series 2007-HE1, Class A2 [1,2]	0.54	05/25/37	5,190	1,775,981
Series 2006-HE2, Class A3 [1,2]	0.59	08/25/36	8,098	3,353,209
Series 2007-HE1, Class A3 [1,2]	0.59	05/25/37	1,600	553,016
Series 2007-HE1, Class A4 [1,2]	0.66	05/25/37	3,034	1,061,019
Series 2006-HE1, Class A4 [1,2]	0.73	03/25/36	703	440,502
JP Morgan Resecuritization Trust
Series 2012-2, Class 1A8 [5]	2.48	03/26/37	5,821	4,763,565
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1	6.63	04/15/40	5,300	5,660,125
Master Asset Backed Securities Trust
Series 2006-NC3, Class A3 [1,2]	0.53	10/25/36	2,316	1,318,835
Series 2006-NC2, Class A4 [1,2]	0.58	08/25/36	10,578	5,015,688
Series 2006-NC3, Class A4 [1,2]	0.59	10/25/36	8,084	4,646,904
Series 2006-HE5, Class A3 [1,2]	0.59	11/25/36	14,576	9,099,031
Series 2005-NC2, Class A4 [1,2]	1.13	11/25/35	7,594	5,141,233
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	3,250	3,521,383
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [1,2,5]	0.58	10/26/36	16,637	14,333,584
Series 2014-1R, Class 2A11 [1,5]	0.69	02/26/37	15,265	8,000,953
Series 2015-1R, Class 4A5 [1,5]	2.22	06/25/37	1,762	849,095
Series 2014-6R, Class 5A7 [1,5]	2.61	04/26/37	4,949	3,194,368
Series 2015-4R, Class 3A8 [1,5]	2.64	01/26/36	9,643	6,683,448
Series 2015-1R, Class 4A7 [1,5]	2.74	12/26/37	2,820	1,417,964
Series 2015-1R, Class 3A7 [1,5]	2.89	03/26/37	6,131	3,454,027
Series 2014-2R, Class 1A7 [1,5]	3.20	01/26/36	3,356	2,404,046
Series 2015-6R, Class 2A4 [1,5]	7.90	01/26/37	7,935	6,328,180
RALI Trust
Series 2007-QO3, Class A1 [1,2,3]	0.59	03/25/47	4,495	3,546,197
Series 2006-QO7, Class 2A1 [1,3]	1.14	09/25/46	9,066	6,525,490
RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 [5]	5.75	01/26/36	1,500	1,556,361
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1 [1]	1.13	10/25/35	3,743	2,791,149

See Notes to Financial Statements.
2015 Semi-Annual Report9

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
RFMSI Trust
Series 2007-S3, Class 1A5 [3]	5.50%	03/25/37	$ 4,970	$ 4,377,939
Securitized Asset Backed Receivables LLC Trust
Series 2006-HE2, Class A2C [1,2]	0.58	07/25/36	8,534	4,475,611
Series 2006-NC3, Class A2B [1,2]	0.58	09/25/36	8,339	4,109,584
Series 2007-NC1, Class A2B [1,2]	0.58	12/25/36	769	431,215
Series 2007-BR4, Class A2B [1,2]	0.63	05/25/37	6,325	3,779,799
Series 2007-NC1, Class A2C [1,2]	0.64	12/25/36	246	138,993
Series 2007-BR4, Class A2C [1,2]	0.72	05/25/37	7,097	4,292,904
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A [1,3]	0.99	02/25/47	5,259	4,058,955
Series 2007-HY5, Class 3A1	2.07	05/25/37	6,612	5,721,019
Series 2006-AR10, Class 1A2	2.41	09/25/36	2,770	2,497,748
Series 2007-HY5, Class 3A1 [1]	4.44	05/25/37	2,055	1,807,188
Wells Fargo Mortgage Backed Securities Trust
Series 2005-2, Class 1B1	5.50	04/25/35	6,769	5,521,411
Total Non-Agency Mortgage-Backed Securities				339,836,594
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $355,059,100)				339,836,594
COMMERCIAL MORTGAGE RELATED HOLDINGS – 26.6%
Class B Notes – 1.8%
885 Trademark [6,7,8] (Acquired 11/15/15, Cost $1,800,000, 0.5%)	10.23	10/01/19	1,800	1,800,000
Browns Bridge [6,7,8] (Acquired 11/15/15, Cost $118,000, 0.0%)	9.23	11/01/20	118	118,000
Cedar Park [6,7,8] (Acquired 06/25/15, Cost $600,000, 0.2%)	11.00	05/31/17	600	600,000
Cherokee [6,7,8] (Acquired 11/15/15, Cost $243,000, 0.1%)	9.23	11/01/20	243	243,000
Concord [6,7,8] (Acquired 11/15/15, Cost $312,873, 0.1%)	9.23	11/01/20	313	312,873
Crossroads [6,7,8] (Acquired 11/15/15, Cost $170,000, 0.0%)	9.23	11/01/20	170	170,000
Fayetteville [6,7,8] (Acquired 11/15/15, Cost $48,000, 0.0%)	9.23	11/01/20	48	48,000
Holiday Inn [6,7,8] (Acquired 06/25/15, Cost $2,000,000, 0.5%)	10.08	07/01/20	2,000	2,000,000
Lee & White [6,7,8] (Acquired 11/15/15, Cost $91,000, 0.0%)	9.23	11/01/20	91	91,000
Marshalls [6,7,8] (Acquired 11/15/15, Cost $386,000, 0.1%)	9.23	11/01/20	386	386,000
Meadows [6,7,8] (Acquired 11/15/15, Cost $68,000, 0.0%)	9.23	11/01/20	68	68,000
Moreland Avenue [6,7,8] (Acquired 11/15/15, Cost $225,000, 0.1%)	9.23	11/01/20	225	225,000
North River [6,7,8] (Acquired 11/15/15, Cost $246,000, 0.1%)	9.23	11/01/20	246	246,000

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Town and Country [6,7,8] (Acquired 11/15/15, Cost $492,000, 0.1%)	9.23%	11/01/20	$ 492	$ 492,000
Total Class B Notes				6,799,873
Commercial Mortgage-Backed Securities – 23.0%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ [3]	5.42	10/10/45	14,010	14,206,130
Series 2007-3, Class AJ [3]	5.74	06/10/49	10,600	10,740,044
Commercial Mortgage Trust
Series 2014-KYO, Class F [1,3,5]	3.92	06/11/27	7,620	7,540,514
Series 2007-GG11, Class AJ [3]	6.24	12/10/49	10,642	10,789,758
Del Coronado Trust
Series 2013-HDMZ, Class M [1,5]	5.33	03/15/18	10,800	10,780,560
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class AJ [3]	6.45	09/15/45	10,000	10,299,996
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K [5]	6.19	03/15/30	3,015	2,954,760
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ [3]	5.41	12/15/43	11,500	11,516,927
Series 2007-C33, Class AJ [3]	6.15	02/15/51	10,250	10,446,337
Total Commercial Mortgage-Backed Securities				89,275,026
Mezzanine Loan – 1.8%
BOCA Mezzanine	8.20	08/09/16	7,107	7,106,802
Total Mezzanine Loan				7,106,802
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $102,822,905)				103,181,701
INTEREST-ONLY SECURITIES – 0.7%
Federal Home Loan Mortgage Corporation Strips
Series 304, Class C60 [9]	3.50	12/15/42	7,925	1,585,348
Federal National Mortgage Association REMICS
Series 2013-32, Class IG [9]	3.50	04/25/33	6,860	991,200
JP Morgan Resecuritization Trust
Series 2014-5, Class AX4 [5,9]	0.50	10/25/29	19,094	316,046
Total INTEREST-ONLY SECURITIES (Cost $3,637,484)				2,892,594
CORPORATE BONDS – 8.7%
Automotive – 0.4%
American Axle & Manufacturing, Inc. [3]	6.63	10/15/22	1,300	1,361,750
Basic Industry – 0.7%
Arch Coal, Inc. [10]	7.25	06/15/21	1,750	13,300
Hexion, Inc. [3]	9.00	11/15/20	1,350	516,375
INEOS Group Holdings SA [3,5,11]	6.13	08/15/18	1,350	1,336,500
PulteGroup, Inc. [3]	6.38	05/15/33	1,000	1,015,000
Total Basic Industry				2,881,175

See Notes to Financial Statements.
2015 Semi-Annual Report11

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Consumer Goods – 0.7%
ACCO Brands Corp. [3]	6.75%	04/30/20	$ 1,350	$ 1,390,500
Post Holdings, Inc. [3]	7.38	02/15/22	1,300	1,355,250
Total Consumer Goods				2,745,750
Energy – 0.9%
BreitBurn Energy Partners LP	7.88	04/15/22	1,325	238,500
Calfrac Holdings LP [3,5]	7.50	12/01/20	1,350	536,625
EV Energy Partners LP [3]	8.00	04/15/19	1,250	625,000
Ferrellgas Partners LP [3]	8.63	06/15/20	700	658,000
Global Partners LP [3]	6.25	07/15/22	500	400,000
ION Geophysical Corp.	8.13	05/15/18	500	250,000
Linn Energy LLC	7.75	02/01/21	1,000	145,000
W&T Offshore, Inc.	8.50	06/15/19	1,250	437,500
Total Energy				3,290,625
Healthcare – 1.4%
CHS/Community Health Systems, Inc. [3]	7.13	07/15/20	1,300	1,295,125
HCA, Inc. [3]	5.88	05/01/23	1,350	1,383,750
inVentiv Health, Inc. [3]	10.00	08/15/18	335	331,650
Kindred Healthcare, Inc. [3]	6.38	04/15/22	1,150	954,500
Service Corporation International [3]	8.00	11/15/21	1,200	1,410,000
Total Healthcare				5,375,025
Leisure – 1.4%
Boyd Gaming Corp. [3]	9.00	07/01/20	1,300	1,378,000
Chester Downs & Marina LLC [5]	9.25	02/01/20	975	694,687
Isle of Capri Casinos, Inc. [3]	5.88	03/15/21	850	867,000
MGM Resorts International [3]	7.75	03/15/22	1,250	1,328,125
Palace Entertainment Holdings LLC [3,5]	8.88	04/15/17	1,250	1,225,000
Total Leisure				5,492,812
Media – 0.7%
CCO Holdings LLC	5.75	01/15/24	550	565,125
Cumulus Media Holdings, Inc.	7.75	05/01/19	600	202,500
Lamar Media Corp. [3]	5.38	01/15/24	1,350	1,390,500
Mediacom Broadband LLC	6.38	04/01/23	350	342,125
Neptune Finco Corp. [5]	10.88	10/15/25	325	340,438
Total Media				2,840,688
Retail – 0.5%
L Brands, Inc. [3]	7.60	07/15/37	900	945,000
New Albertsons, Inc.	7.75	06/15/26	850	782,000
Total Retail				1,727,000
Services – 0.6%
Avis Budget Car Rental LLC	5.50	04/01/23	1,400	1,403,500
Casella Waste Systems, Inc. [3]	7.75	02/15/19	1,000	992,500
Total Services				2,396,000

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Telecommunications – 1.4%
CenturyLink, Inc.	7.65%	03/15/42	$ 1,000	$ 765,000
FairPoint Communications, Inc. [3,5]	8.75	08/15/19	925	911,125
Frontier Communications Corp. [3]	7.13	01/15/23	1,350	1,164,375
Intelsat Luxembourg SA [11]	7.75	06/01/21	650	303,875
Qwest Capital Funding, Inc.	6.88	07/15/28	250	195,000
T-Mobile USA, Inc. [3]	6.63	04/01/23	1,350	1,377,000
Windstream Services LLC	7.50	06/01/22	1,000	767,500
Total Telecommunications				5,483,875
Total CORPORATE BONDS (Cost $42,897,686)				33,594,700

	Shares	Value
PREFERRED STOCKS – 2.6%
Finance & Investment – 2.4%
Kimco Realty Corp., 6.00%	157,837	$ 4,083,243
Public Storage, 6.00%	200,000	5,380,000
Total Finance & Investment		9,463,243
Telecommunications – 0.2%
Regency Centers Corp., 6.63%	21,213	561,084
Total PREFERRED STOCKS (Cost $9,502,399)		10,024,327

	Interest Rate	Maturity	Principal Amount (000s)	Value
COLLATERALIZED LOAN OBLIGATION – 1.0%
Collateralized Loan Obligation – 1.0%
1776 CLO Ltd. [1,5]	4.84%	05/08/20	$ 4,000	$ 3,670,520
Total COLLATERALIZED LOAN OBLIGATION (Cost $3,970,000)				3,670,520
Total Investments – 127.3% (Cost $517,889,574)				493,200,436
Liabilities in Excess of Other Assets – (27.3)%				(105,619,277)
TOTAL NET ASSETS – 100.0%				$ 387,581,159

See Notes to Financial Statements.
2015 Semi-Annual Report13

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2015

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Variable rate security – Interest rate shown is the rate in effect as of December 31, 2015.
2	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
4	— Security is an inverse floating rate bond.
5	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the total value of all such securities was $144,720,260 or 37.3% of net assets.
6	— Private Placement.
7	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2015, the total value of all such securities was $6,799,873 or 1.8% of net assets.
8	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of December 31, 2015, the total value of all such securities was $6,799,873 or 1.8% of net assets.
9	— Interest rate is based on the notional amount of the underlying mortgage pools.
10	— Issuer is currently in default on its regularly scheduled interest payment.
11	— Foreign security or a U.S. security of a foreign company.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
December 31, 2015

Assets:
Investments in securities, at value (cost $517,889,574)	$493,200,436
Cash	24,594,048
Cash on deposit with brokers for futures and reverse repurchase agreements	5,420,579
Interest and dividend receivable	2,019,421
Principal paydown receivable	374,217
Receivable for variation margin	228,058
Receivable for investments sold	56,405
Prepaid expenses	21,834
Total assets	525,914,998
Liabilities:
Reverse repurchase agreements (Note 6)	137,116,000
Interest payable for reverse repurchase agreements (Note 6)	509,590
Principal payup payable	3,810
Payable for variation margin	92,078
Investment advisory fee payable (Note 4)	446,968
Administration fee payable (Note 4)	67,045
Directors' fee payable	9,669
Accrued expenses	88,679
Total liabilities	138,333,839
Commitments and contingencies (Note 10)
Net Assets	$387,581,159
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 22,714
Additional paid-in capital (Note 7)	424,879,883
Distributions in excess of net investment income	(2,416,999)
Accumulated net realized loss on investment and futures transactions	(10,396,044)
Net unrealized depreciation on investments and futures	(24,508,395)
Net assets applicable to capital stock outstanding	$387,581,159
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	22,713,931
Net asset value per share	$ 17.06

See Notes to Financial Statements.
2015 Semi-Annual Report15

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended December 31, 2015

Investment Income (Note 2):
Interest	$ 19,347,537
Dividends	356,334
Total income	19,703,871
Expenses:
Investment advisory fees (Note 4)	2,769,005
Administration fees (Note 4)	415,351
Reports to stockholders	58,562
Directors' fees	58,353
Fund accounting servicing fees	57,288
Legal fees	38,024
Registration fees	36,144
Audit and tax services	35,077
Insurance	18,422
Miscellaneous	15,072
Custodian fees	14,187
Transfer agent fees	8,814
Total operating expenses	3,524,299
Interest expense on reverse repurchase agreements (Note 6)	1,209,435
Total expenses	4,733,734
Net investment income	14,970,137
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investment transactions	(5,038,318)
Futures transactions	(499,177)
Net realized loss	(5,537,495)
Net change in unrealized (appreciation) depreciation on:
Investments	(17,327,246)
Futures	236,440
Net change in unrealized depreciation	(17,090,806)
Net realized and unrealized loss	(22,628,301)
Net decrease in net assets resulting from operations	$ (7,658,164)

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2015 (Unaudited)	For the Fiscal Year Ended June 30, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 14,970,137	$ 32,336,058
Net realized loss on investment and futures transactions	(5,537,495)	(2,171,922)
Net change in unrealized depreciation on investments and futures	(17,090,806)	(18,943,553)
Net increase (decrease) in net assets resulting from operations	(7,658,164)	11,220,583
Distributions to Stockholders:
Net investment income	(17,321,644)	(32,705,299)
Return of capital	—	(1,937,989)
Total distributions paid	(17,321,644)	(34,643,288)
Total decrease in net assets	(24,979,808)	(23,422,705)
Net Assets:
Beginning of period	412,560,967	435,983,672
End of period	$387,581,159	$412,560,967
Distributions in excess of net investment income	$ (2,416,999)	$ (65,492)

See Notes to Financial Statements.
2015 Semi-Annual Report17

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended December 31, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (7,658,164)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(33,189,609)
Proceeds from disposition of long-term portfolio investments and principal paydowns	79,658,889
Decrease in cash on deposit with brokers for futures and reverse repurchase agreements	1,949,900
Decrease in interest and dividend receivable	161,453
Increase in principal paydown receivable	(98,409)
Increase in receivable for investments sold	(56,405)
Increase in receivable for variation margin	(199,715)
Increase in prepaid expenses	(14,093)
Decrease in interest payable for reverse repurchase agreements	(253,030)
Increase in principal paydown payable	3,810
Increase in payable for variation margin	92,078
Decrease in investment advisory fee payable	(27,959)
Decrease in administration fee payable	(4,194)
Decrease in directors' fee payable	(970)
Decrease in accrued expenses	(78,679)
Net amortization on investments and paydown gains or losses on investments	(12,944,820)
Net change in depreciation on investments	17,327,246
Net realized loss on investment transactions	5,038,318
Net cash provided by operating activities	49,705,647
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(25,653,000)
Distributions paid to stockholders	(17,321,644)
Net cash used for financing activities	(42,974,644)
Net increase in cash	6,731,003
Cash at beginning of period	17,863,045
Cash at end of period	$ 24,594,048
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the six months ended December 31, 2015 totaled $1,462,465.

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Financial Highlights

For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,		For the period from March 26, 2013[1] through June 30,
	2015 (Unaudited)	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 18.16	$ 19.19	$ 18.33	$ 19.10[2]
Net investment income	0.66 [3]	1.42 [3]	1.32	0.17
Net realized and unrealized gain (loss) on investment and futures transactions	(1.00)	(0.92)	1.07	(0.69)
Net increase (decrease) in net asset value resulting from operations	(0.34)	0.50	2.39	(0.52)
Distributions from net investment income	(0.76)	(1.44)	(1.32)	(0.18)
Return of capital distributions	—	(0.09)	(0.21)	(0.07)
Total distributions paid	(0.76)	(1.53)	(1.53)	(0.25)
Net asset value, end of period	$ 17.06	$ 18.16	$ 19.19	$ 18.33
Market price, end of period	$ 14.75	$ 15.81	$ 17.60	$ 18.46
Total Investment Return†	-1.82% [4]	-1.53%	4.32%	-6.44% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$387,581	$412,561	$435,984	$416,289
Operating expenses excluding interest expense	1.75% [5]	1.74%	1.48%	1.44% [5]
Interest expense	0.60% [5]	0.58%	0.22%	0.00% [5,6]
Total expenses	2.35% [5]	2.32%	1.70%	1.44% [5]
Net investment income	7.45% [5]	7.59%	7.10%	3.36% [5]
Portfolio turnover rate	6% [4]	41%	41%	2% [4]
Reverse repurchase agreements, end of period (000s)	$137,116	$162,769	$152,582	$ 4,438
Asset Coverage per $1,000 unit of senior indebtedness[7]	$ 3,827	$ 3,535	$ 3,857	$94,801

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Not annualized.
[5]	Annualized.
[6]	Interest expense ratio was less than 0.01%.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2015 Semi-Annual Report19

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited)
December 31, 2015

1.Organization
Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company which invests primarily in mortgage-related securities. The Fund commenced operations on March 26, 2013.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior notice to stockholders. No assurances can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
2015 Semi-Annual Report21

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2015:
Valuation Inputs	Level 1	Level 2	Level 3(1)	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 339,836,594	$ 339,836,594
Commercial Mortgage Related Holdings	—	—	103,181,701	103,181,701
Interest-Only Securities	—	—	2,892,594	2,892,594
Corporate Bonds	—	33,594,700	—	33,594,700
Preferred Stocks	10,024,327	—	—	10,024,327
Collateralized Loan Obligation	—	—	3,670,520	3,670,520
Total	$ 10,024,327	$ 33,594,700	$ 449,581,409	$ 493,200,436

Assets:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(2)	$ 180,743	$ —	$ —	$ 180,743
Total Assets - Other Financial Instruments(2)	$ 180,743	$ —	$ —	$ 180,743

(1) The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations. These evaluated bid prices are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.
(2) Other financial instruments include exchange traded futures contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.
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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

The table below shows the significant unobservable valuation inputs that was used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2015:
	Quantitative Information about Level 3 Fair Value Measurements(1)
	Value as of December 31, 2015	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Commercial Mortgage Related Holdings:
Class B Notes	$6,799,873	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5%-12.0% (10.4%)

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At December 31, 2015, the value of these securities was approximately $442,781,536. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Collateralized Loan Obligation	Total
Balance as of June 30, 2015	$373,105,646	$107,786,402	$3,150,630	$3,955,200	$487,997,878
Accrued Discounts (Premiums)	6,025,967	(57,429)	(5,904)	—	5,962,634
Realized Gain (Loss)	3,064,268	663,667	—	—	3,727,935
Change in Unrealized Appreciation (Depreciation)	(11,464,919)	(1,606,616)	(383,556)	(284,680)	(13,739,771)
Purchases at cost	25,499,134	6,499,873	330,846	—	32,329,853
Sales proceeds	(56,393,502)	(10,104,196)	(199,422)	—	(66,697,120)
Balance as of December 31, 2015	$339,836,594	$103,181,701	$2,892,594	$3,670,520	$449,581,409
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (12,077,096)	$ (1,477,910)	$ (383,556)	$ (284,680)	$ (14,223,242)
The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2015, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
During the six months ended December 31, 2015, there were no transfers between the Levels. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield method. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax
2015 Semi-Annual Report23

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2015, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2015, open taxable years consisted of the taxable period March 26, 2013 (commencement of operations) through June 30, 2013 and the taxable years ended June 30, 2014 through June 30, 2015. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly or a combination of both.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored
24Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
The following table sets forth the effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:
Derivatives	Statement of Assets and Liabilities	Fair Value as of December 31, 2015
Futures contracts	Receivable for variation margin (assets)	$ 228,058
Futures contracts	Payable for variation margin (liabilities)	(92,078)
Total		$ 135,980
2015 Semi-Annual Report25

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2015:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Futures Transactions	Net Change in Unrealized Appreciation on Futures
Futures contracts	Futures transactions	$(499,177)	$236,440
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory
26Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the six months ended December 31, 2015, purchases and sales of investments, excluding short-term securities, reverse repurchase agreements, and U.S. Government securities were $33,189,609 and $79,658,889, respectively. The Fund did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2015.
6.Borrowings
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
2015 Semi-Annual Report27

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

At December 31, 2015, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
RBC Capital Markets	1.03%	10/02/15	01/05/16	$ 7,855,000	$ 7,875,352
RBC Capital Markets	1.09%	11/25/15	02/25/16	6,655,000	6,662,477
RBC Capital Markets	1.20%	12/14/15	03/14/16	9,187,000	9,192,521
RBC Capital Markets	1.55%	10/02/15	01/06/16	12,122,000	12,169,495
RBC Capital Markets	1.60%	09/25/15	01/04/16	8,532,000	8,569,173
RBC Capital Markets	1.61%	11/12/15	02/12/16	9,221,000	9,241,569
RBC Capital Markets	1.62%	11/19/15	02/19/16	8,516,000	8,532,449
RBC Capital Markets	1.64%	10/20/15	01/20/16	16,371,000	16,425,514
RBC Capital Markets	1.65%	07/06/15	01/06/16	8,516,000	8,586,066
RBC Capital Markets	1.67%	10/20/15	01/20/16	3,282,000	3,293,095
RBC Capital Markets	1.67%	10/22/15	01/20/16	866,000	868,847
RBC Capital Markets	1.75%	07/06/15	01/06/16	8,924,000	9,001,860
RBC Capital Markets	1.82%	11/19/15	02/19/16	5,286,000	5,297,473
RBC Capital Markets	1.82%	12/03/15	03/03/16	2,776,000	2,780,075
RBC Capital Markets	1.89%	12/23/15	03/23/16	12,375,000	12,380,857
RBC Capital Markets	1.97%	08/26/15	02/26/16	16,632,000	16,748,767
Total				$137,116,000	$137,625,590
(1)The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended December 31, 2015, was $151,088,174 at a weighted average daily interest rate of 1.59%.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Residential Mortgage Related Holdings	$—	$20,519,000	$31,783,000	$—	$ 52,302,000
Commercial Mortgage Related Holdings	—	38,094,000	23,023,000	—	61,117,000
Corporate Bonds	—	7,855,000	15,842,000	—	23,697,000
Total	$—	$66,468,000	$70,648,000	$—	$137,116,000
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$137,116,000	$—	$137,116,000	$(137,116,000)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
28Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 22,713,931 shares outstanding at December 31, 2015 for the Fund, the Adviser owns 5,240 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months ended December 31, 2015, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
As of December 31, 2015, the following futures contracts were outstanding:
Short:
Contracts	Type	Expiration Date	Value at December 31, 2015	Unrealized Appreciation
320	2 Year U.S. Treasury Note	March 2016	$ 69,515,000	$ 98,682
242	5 Year U.S. Treasury Note	March 2016	28,633,516	53,831
145	10 Year U.S. Treasury Note	March 2016	18,256,406	28,230
	Total		$116,404,922	$180,743
The average notional value of futures contracts outstanding during the six months ended December 31, 2015 was $144,005,978, which represents the volume activity during the period.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.
2015 Semi-Annual Report29

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

The Federal income tax information referenced below is as of the Fund's most recently completed tax year-end of June 30, 2015.
The tax character of distributions paid for the fiscal year ended June 30, 2015 was as follows:
Ordinary income (including short-term capital gains)	$32,705,299
Return of capital	1,937,989
Total	$34,643,288
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At June 30, 2015, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Other accumulated losses	$ (65,492)
Capital loss carryforward(1)	(2,085,839)
Post-October capital loss deferral	(2,828,407)
Tax basis unrealized depreciation on investments	(7,361,892)
Total tax basis net accumulated losses	$(12,341,630)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of June 30, 2015, the Fund's capital loss carryforward was $2,085,839 from short-term capital gains which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2015 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$517,889,574	$5,968,333	$(30,657,471)	$(24,689,138)
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
30Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2015

11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1271	January 21, 2015	January 28, 2015
$0.1271	February 18, 2015	February 25, 2015
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2015 Semi-Annual Report31

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Compliance Certification  (Unaudited)
December 31, 2015

On November 19, 2015, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
32Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Proxy Results  (Unaudited)
December 31, 2015

At the Annual Meeting of Stockholders of the Fund held on November 18, 2015, the stockholders voted on a proposal to elect a Director Nominee or Class I Director to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To elect to the Fund's Board of Directors Edward A. Kuczmarski	19,240,085	252,457	—
2	To elect to the Fund's Board of Directors Stuart A. McFarland	18,783,825	708,717	—
2015 Semi-Annual Report33

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Dividend Reinvestment Plan  (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.
No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:
(1) The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date.
(2) The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.
You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.
If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
34Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2015 Semi-Annual Report35

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-282-0429
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Heather S. Goldman	Director
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth A. Gelman	Chief Compliance Officer
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.	Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

    (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: February 29, 2016

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: February 29, 2016